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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current report pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                February 17, 2000

                         Commission File Number 0-23693

                       COMPOSITE AUTOMOBILE RESEARCH, LTD.
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                 (Name of Small Business Issuer in Its Charter)


        Alberta, BC                                  93-1202663
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   (State of Incorporation)              (I.R.S. Employer Identification No.)

                  635 Front Street, El Cajon, California 92020
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               (Address of Principal Executive Offices) (Zip Code)

                                 (619) 444-7254
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 1         CHANGES IN CONTROL OF REGISTRANT.

        None


ITEM 2         ACQUISITION OR DISPOSITION OF ASSETS.

        None


ITEM 3         BANKRUPTCY OR RECEIVERSHIP.

        None


ITEM 4         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        As previously reported in the Company's Form 8-K filing of May 17, 1999, on May 3, 1999, the Company's auditors, Harlan & Boettger, LLP resigned as the Company's independent auditors. As previously reported, for the two years ended December 31, 1996 and 1997, there were no disagreements with Harlan & Boettger, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The audit report of Harlan & Boettger, LLP on the financial statements for the two years ended December 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

        On August 23, 1999, the Board of Directors approved the engagement of S.W. Hatfield, Certified Public Accountants to perform the audit of the Company's financial statements for the year ended December 31, 1998. On August 30, 1999, S.W. Hatfield, Certified Public Accountants resigned as the Company's independent auditors as the Company had not completed its year end bookkeeping responsibilities as agreed. S.W. Hatfield, Certified Public Accountants provided no auditing services to the Company.

        As previously reported in the Company's Form 8-K filing of September 28, 1999, on September 8, 1999, the Board of Directors approved the engagement of J. H. Cohn, LLP as its independent public accountants to perform the audit of the Company's financial statements for the year ended June 30, 1999.

        The Company has requested that S.W. Hatfield, Certified Public Accountants furnish it with a letter addressed to the SEC stating whether it agrees with the above statements as they pertain to S.W. Hatfield, Certified Public Accountants. A copy of S.W. Hatfield, Certified Public Accountants' resignation letter to the Company dated September 8, 1999, is filed as Exhibit 16 to the Company's Form 8-K.


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ITEM 5         OTHER EVENTS.

        None


ITEM 6         RESIGNATIONS OF REGISTRANT'S DIRECTORS

        None


ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS

        Exhibit 16 S.W. Hatfield, Certified Public Accountants' resignation letter


ITEM 8         CHANGE IN FISCAL YEAR

        None



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                       COMPOSITE AUTOMOBILE RESEARCH, LTD.



        Date:  February 17, 2000    /s/ LYLE WARDROP
                                    -------------------------------------------
                                    Lyle Wardrop,
                                    President, Director